UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2004

Consolidated Container Company LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-88157	75-2825338
(Commission File Number)	(IRS Employer Identification No.)

3101 Towercreek Parkway, Suite 300, Atlanta, Georgia	30039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 742-4600

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

On May 12, 2004, Consolidated Container Company LLC issued a press release concerning its refinancing. A copy of such press release is included as an exhibit to this report and incorporated by reference into this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits.

The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated May 12, 2004 relating to refinancing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CONTAINER COMPANY LLC

By:	/S/ TYLER L. WOOLSON
Tyler L. Woolson
Chief Financial Officer

Date: May 12, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 12, 2004 relating to refinancing